ETF OPPORTUNITIES TRUST

Applied Finance IVS US SMID ETF (IVSS)
Applied Finance IVS International Large ETF (IVSI)
Applied Finance IVS International SMID ETF (IVSX)
(each a “Fund” and collectively, the “Funds”)
Supplement dated October 29, 2026
To the Prospectus, Statement of Additional Information (“SAI”), and Summary Prospectuses
dated April 30, 2026,
and Summary Prospectus for Applied Finance IVS International SMID ETF dated November 25, 2025
(as may be supplemented from time to time)

This Supplement supersedes and replaces the Supplement dated September 29, 2026 relating to the dual listing of the Funds’ shares on Nasdaq Texas, LLC.

Effective November 2, 2026, each Fund’s shares will be dual listed on The Nasdaq Stock Market LLC (“Nasdaq”) and Nasdaq Texas, LLC (“Nasdaq Texas”). Accordingly, effective November 2, 2026, all references in the Funds’ Prospectus, SAI, and Summary Prospectuses to the Funds’ shares being listed on Nasdaq are hereby revised to reflect that the Funds’ shares are listed on both Nasdaq and Nasdaq Texas.

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If you have questions or need assistance, please contact your financial advisor directly or the Funds toll-free at 833-356-0909.

This Supplement and the Prospectus, SAI, and Summary Prospectuses provide relevant information for all shareholders and should be retained for future reference. The Prospectus, SAI, and Summary Prospectuses have been filed with the U.S. Securities and Exchange Commission, is incorporated by reference, and can be obtained without charge by calling the Funds toll-free at 833-356-0909.